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                                                                   Exhibit 10.52

                            MASTER SECURITY AGREEMENT

         THIS MASTER SECURITY AGREEMENT, made as of December 21, 2001 ("Agreement"), by and between Transport International Pool, Inc., a Pennsylvania corporation with an address at 426 West Lancaster Avenue, Devon, PA 19333 (together with its successors and assigns, if any, "Secured Party"), and U.S. XPRESS LEASING, INC., a Tennessee corporation with offices at 4080 Jenkins Road, Chattanooga, TN 37421 ("Debtor").

         In consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1.       CREATION OF SECURITY INTEREST.

         Debtor hereby gives, grants and assigns to Secured Party, its successors and assigns forever, a security interest in and against any and all property listed on any collateral schedule now or hereafter annexed hereto or made a part hereof ("Collateral Schedule"), and in and against any and all additions, attachments, accessories and accessions thereto (except for any trailer tracking units not presently attached thereto and which may be removed without damaging the Collateral), any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof (all of the foregoing being hereinafter individually and collectively referred to as the "Collateral"). The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise, and whether due or to become due) of Debtor to Secured Party, now existing or hereafter arising, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "Notes" and each a "Note"), and any renewals, extensions and modifications of such debts, obligations and liabilities (all of the foregoing being hereinafter referred to as the "Indebtedness").

2.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

         Debtor hereby represents, warrants and covenants as of the date hereof and as of the date of execution of each Collateral Schedule hereto that:

         (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

         (b) Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing being hereinafter referred to as the "Debt Documents");

         (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

         (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any of the Debt Documents, except such as may have already been obtained;

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         (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

         (f) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents;

         (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

         (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

         (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in the care and use thereof;

         (j) Debtor is, and will remain, the sole and lawful owner, and in possession of (except as otherwise provided for herein), the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

         (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such permitted liens being hereinafter referred to as "Permitted Liens").

3.       COLLATERAL.

         (a) Until the declaration of any default hereunder, Debtor shall remain (except as otherwise provided for herein) in possession of the Collateral; provided, however, that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral which because of its nature may require that Secured Party's security interest therein be perfected by possession. Secured Party, its successors and assigns, and their respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours. Upon any request from Secured Party, Debtor shall provide Secured Party with notice of the then current location of the Collateral.

         (b) Debtor shall (i) use the Collateral only in its trade or business,
(ii) maintain all of the Collateral in good condition and working order, (iii) use and maintain the Collateral only in compliance with all applicable laws, and
(iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

         (c) Debtor shall not, without the prior written consent of Secured Party (which consent shall not be unreasonably withheld), (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, Mexico or Canada, provided however that no more than ten percent (10%) of the Collateral shall be outside of the United States at any given time, or
(iii) sell,

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rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral, provided however Debtor may sell, rent or lease the Collateral to any member of its consolidated group upon written notice to Secured Party.

         (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on the use thereof, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor shall reimburse Secured Party, on demand, for any and all costs and expenses incurred by Secured Party in connection therewith and agrees that such reimbursement obligation shall be secured hereby.

         (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party, its successors and assigns, and their respective agents, shall have the right to examine, inspect, and make extracts from all of Debtor's books and records relating to the Collateral at any time during normal business hours.

         (f) If agreed by the parties, Secured Party may, but shall in no event be obligated to, accept substitutions and exchanges of property for property, and additions to the property, constituting all or any part of the Collateral. Such substitutions, exchanges and additions shall be accomplished at any time and from time to time, by the substitution of a revised Collateral Schedule for the Collateral Schedule now or hereafter annexed. Any property which may be substituted, exchanged or added as aforesaid shall constitute a portion of the Collateral and shall be subject to the security interest granted herein. Additions to, reductions or exchanges of, or substitutions for, the Collateral, payments on account of any obligation or liability secured hereby, increases in the obligations and liabilities secured hereby, or the creation of additional obligations and liabilities secured hereby, may from time to time be made or occur without affecting the provisions of this Agreement or the provisions of any obligation or liability which this Agreement secures.

         (g) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, Secured Party. At any time and from time to time, Secured Party may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.       ASSIGNMENT OF RESIDUAL AGREEMENTS.

             (a) Debtor hereby conveys, transfers and assigns to Secured Party, all of Debtor's rights, interest and privileges which Debtor has or may have in or arising from any and all Residual Agreements, now existing or hereafter made between Debtor and Wabash National Corporation (the "Residual Agreements") with respect to the Collateral.

             (b) Until an Event of Default (as described in Section 8) occurs, this assignment shall not affect the right of Debtor to exercise any rights of Debtor arising from such Residual Agreements.

5.       INSURANCE.

         The Collateral shall at all times be held at Debtor's risk, and Debtor shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, auto liability insurance as required by law, and where requested by Secured Party, against other risks as required thereby, for the full

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replacement value thereof, with companies, in amounts and under policies acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as loss payee thereunder, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide for thirty (30) days written notice to Secured Party of the cancellation or material modification thereof. Debtor hereby appoints Secured Party as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any such insurance policies. Unless an Event of Default shall have occurred and be uncured, Debtor shall have the right to collect the proceeds of insurance and to use such proceeds to replace or repair the Collateral. If Debtor chooses not to exercise such right or such right is not available, proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness secured hereby.

6.       REPORTS.

         (a) Debtor shall promptly notify Secured Party in the event of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, or destroyed, or (v) any lien, claim or encumbrance attaching or being made against any of the Collateral other than Permitted Liens.

         (b) Upon request, Debtor will, within thirty (30) days after the date on which they are filed, deliver to Secured Party all Forms 10-K and 10-Q filed with the Securities and Exchange Commission by its parent with respect to its consolidated group. Upon request, Debtor will deliver to Secured Party one copy of each financial statement, report, notice or proxy statement sent by Debtor's parent to shareholders generally and one copy of each regular or periodic report, registration statement or prospectus filed by Debtor's parent with any securities exchange or the Securities and Exchange Commission or any successor agency, such copies to be delivered to Secured Party within thirty (30) days after they become available or are otherwise filed. Any and all financial statements submitted and to be submitted to Secured Party have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Debtor's parent's financial condition as at the date thereof. Secured Party may at any reasonable time examine the books and records of Debtor and make copies thereof.

         (c) Within thirty (30) days after any request by Secured Party, Debtor will furnish a certificate of an authorized officer of Debtor stating that he has reviewed the activities of Debtor and that, to the best of his knowledge, there exists no Event of Default or event which with notice or lapse of time (or both) would become an Event of Default.

7.       FURTHER ASSURANCES.

         (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and do such other acts and things, as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, Secured Party.

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         (b) Debtor hereby grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to Secured Party.

         (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral.

8.       EVENTS OF DEFAULT.

         Debtor shall be in default under this Agreement and each of the other Debt Documents upon the occurrence of any of the following "Event(s) of Default":

         (a) Debtor fails to pay any installment or other amount due or coming due under any of the Debt Documents within ten (10) days after its due date;

         (b) Any attempt by Debtor, without the prior written consent of Secured Party, to sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral, provided however Debtor may sell, rent or lease the Collateral to any member of its consolidated group upon written notice to Secured Party;

         (c) Debtor fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with Section 5 of this Agreement;

         (d) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure the same within thirty (30) days after written notice thereof;

         (e) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

         (f) Any of the Collateral being subjected to, or being threatened with, attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise;

         (g) Any default by Debtor under any other agreement between Debtor or an affiliate of Debtor and Secured Party, provided that such default has been declared and is continuing;

         (h) Any insolvency or business failure of Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor");

         (i) The appointment of a receiver for all or of any part of the property of Debtor or any Guarantor, or any assignment for the benefit of creditors by Debtor or any Guarantor;

         (j) The filing of a petition by Debtor or any Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Debtor or any Guarantor if the same is not dismissed within thirty (30) days of such filing;

         (k) Any uncured default by Debtor under any obligation for borrowed money, for the deferred purchase price of property or any lease if such default allows for the acceleration of such obligations or repossession of the collateral;

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         (l) Any dissolution, termination of existence, merger or consolidation
(other than a merger or consolidation with or into a member of Debtor's consolidated group) of Debtor or any Guarantor (such action being referred to as an "Event"), unless Secured Party shall have received thirty (30) days advance notice of such Event, and upon the occurrence of such Event such person shall be
(x) organized and existing under the laws of the United States or any state, and executes and delivers to Secured Party an agreement containing an effective assumption by such person of the due and punctual performance of this Agreement; and (y) Secured Party is reasonably satisfied as to the credit worthiness of such person;

         (m) If Debtor or any Guarantor is a privately held corporation and effective control of Debtor's or any Guarantor's voting capital stock, issued and outstanding from time to time, is not retained by the present stockholders (unless Debtor shall have provided sixty (60) days' prior written notice to Secured Party of the proposed disposition of stock and Secured Party shall have consented thereto in writing); or

         (n) If Debtor or any Guarantor is a publicly held corporation as a result of or in connection with a material change in the ownership of Debtor's or any Guarantor's capital stock, Debtor's consolidated group's debt-to-worth ratio equals or exceeds twice Debtor's consolidated group's debt-to-worth ratio as of the date of this Agreement (unless Secured Party shall have given its prior written consent thereto). As used herein, "debt-to-worth ratio" shall mean the ratio of (x) total liabilities which, in accordance with generally accepted accounting principles ("GAAP") would be included in the liability side of a balance sheet, to (y) tangible net worth including the sum of the par or stated value of all outstanding capital stock, surplus and undivided profits, less any amounts attributable to goodwill, patents, copyrights, mailing lists, catalogs, trademarks, bond discount and underwriting expenses, organization expense and other intangibles, all determined in accordance with GAAP.

9.       REMEDIES ON DEFAULT.

         (a) Upon the occurrence of an Event of Default under this Agreement, the Secured Party, at its option, may declare any or all of the Indebtedness, including without limitation the Notes, to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of thirteen and four tenths percent (13.4%) per annum or the maximum rate not prohibited by applicable law.


         (b) Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, and/or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) business days prior to such action.

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         (c) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

         (d) In the event this Agreement, any Note or any other Debt Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Debtor agrees to pay all reasonable attorneys' fees incurred by Secured Party, and further agrees that payment of such fees is secured hereunder.

         (e) Secured Party's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         (f) Secured Party may exercise any rights of Debtor arising under the Residual Agreements.

         (g) DEBTOR HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.      MISCELLANEOUS.

         (a) This Agreement, any Collateral Schedules, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor hereby waives any defense, counterclaim or cross-complaint by Debtor against any assignee, agreeing that Secured Party shall be solely responsible therefor. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor shall pay all payments and other amounts due under the assigned Note and Collateral Schedule to such assignee or as instructed by Secured Party. Debtor further agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Assignee.

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         (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth hereinabove (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

         (c) Secured Party may correct patent errors herein and fill in all blanks herein or in any Collateral Schedule consistent with the agreement of the parties.

         (d) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

         (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings (whether written, verbal or implied) with respect thereto. This Agreement and its Collateral Schedules shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both parties hereto. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation hereof.

         (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be

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reinstated in the event that Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

         IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

--------------------------------------------------------------------------------
SECURED PARTY:                                         DEBTOR:
TRANSPORT INTERNATIONAL POOL, INC.                     U.S. XPRESS LEASING, INC.
--------------------------------------------------------------------------------

By:_________________                                   By:_________________

Print Name:_______________                             Print Name:______________

Title:______________                                   Title:______________

--------------------------------------------------------------------------------

                                       9

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                               ACTION OF DIRECTORS
                                       OF
                            U.S. XPRESS LEASING, INC.

                               BY WRITTEN CONSENT
                               DECEMBER ___, 2001

The undersigned, being all the directors of U.S. XPRESS LEASING, INC., a Tennessee corporation (the "Corporation"), acting pursuant to Section 48-18-202 of the Tennessee Business Corporation Act, hereby consent in lieu of a special meeting of directors to the actions set forth in the following resolutions, declare that such consent shall have the same force and effect as a unanimous vote at a meeting regularly noticed and held, adopt the same all as of the date hereof, and direct that this written consent be filed with the minutes of proceedings of the Board of Directors:

"RESOLVED, that each of the officers of this Corporation, whose name appears below, or the duly elected or appointed successor in office of any or all of them, be and hereby is authorized and empowered in the name and on behalf of this Corporation to borrow from TRANSPORT INTERNATIONAL POOL, INC. and/or its assigns (hereinafter referred to as "TIP") from time to time, such sum or sums of money as in the judgment of such officer or officers the Corporation may require and to execute on behalf of the Corporation and to deliver to TIP in the form required by TIP a promissory note or notes of this Corporation evidencing the amount or amounts borrowed or any renewals and/or extensions thereof, such note or notes to bear such rate of interest and be payable in such installments and on such terms and conditions as such officer may agree to by his signature thereon.

FURTHER RESOLVED, that any of the aforesaid officers, or his duly elected or appointed successor in office, be and hereby is authorized and empowered to do any acts, including, but not limited to, the mortgage, pledge, or hypothecation from time to time with TIP of any or all the assets of this Corporation to secure such loan or loans and any other indebtedness or obligations, now existing or hereafter arising, of this Corporation to TIP, and to execute in the name of and on behalf of this Corporation, any chattel mortgages, notes, security agreements, financing statements, renewal, extension or consolidation agreements, and any other instruments or agreements deemed necessary or proper by TIP in respect of the collateral securing any indebtedness of this Corporation, and to affix the seal of this Corporation to any mortgage, pledge, or other such instrument if so required or requested by TIP.

FURTHER RESOLVED, that each said officer of this Corporation is hereby authorized to do and perform all other acts and deeds that may be requisite or necessary to carry fully into effect the foregoing resolutions.

FURTHER RESOLVED, that the officers referred to in the foregoing resolutions, their names and signatures are as follows:

NAME                        TITLE                      SIGNATURE
--------------------------------------------------------------------------------
Max L. Fuller               President
--------------------------------------------------------------------------------
Patrick E. Quinn            Secretary
--------------------------------------------------------------------------------
Ray M. Harlin               Assistant Secretary
--------------------------------------------------------------------------------

FURTHER RESOLVED, that TIP is authorized to rely upon the aforesaid resolutions until receipt by it of written notice of any change, which changes of whatever nature shall not be effective as to TIP to the extent that it has theretofore relied upon the aforesaid resolutions in the above form."

IN WITNESS WHEREOF, we have hereunto signed our names as of the date set forth above.


                                     _____________________________________
                                     Max L.Fuller, Director


                                     _____________________________________
                                     Patrick E. Quinn, Director

                      TO BE TYPED ON BORROWER'S LETTERHEAD
                      ------------------------------------

Transport International Pool, Inc.
426 West Lancaster Avenue
Devon, Pennsylvania 19333


RE: LOAN AND SECURITY AGREEMENT BETWEEN U.S. XPRESS LEASING, INC., AS BORROWER, AND TRANSPORT INTERNATIONAL POOL, INC., AS SECURED PARTY

         COLLATERAL SCHEDULE NO. ____

Gentlemen:

         This letter serves as the authorization for Transport International Pool, Inc., a Pennsylvania corporation with an address at 426 West Lancaster Avenue, Devon, PA 19333 (together with its successors and assigns, if any, "Secured Party"), to insert certain specific information into the above-referenced Collateral Schedule and ancillary documents, including the date of execution where appropriate, and any other factually correct information necessary to complete the required documentation.

         In addition, this letter authorizes to disburse funds as follows:

         Payee                      Invoice No.               Dollar Amount
         -----                      -----------               -------------


                                            U.S. XPRESS LEASING, INC.

                                            By:_____________________________

                               PROMISSORY NOTE NO.
                               ----------------------
                                December 21, 2001
                                     (Date)

4080 Jenkins Road,  Chattanooga, Hamilton                  Tennessee     37421
--------------------------------------------------------------------------------
(Street Address of Maker)      (Town)         (County)   (State)      (Zip Code)

FOR VALUE RECEIVED, U.S. XPRESS LEASING, INC. ("Maker") promises, jointly and severally if more than one, to pay to the order of Transport International Pool, Inc. or any subsequent holder hereof (each, a "Payee") at its office located at 426 West Lancaster Avenue, Devon, PA 19333 or at such other place as Payee may designate, the principal sum of ___________ Dollars ($______________ ), with interest thereon, from the date hereof through and including the dates of payment, at a fixed interest rate of eight and four tenths percent (8.4%) per annum, to be paid in advance in lawful money of the United States, in ____________ (_____) consecutive monthly installments of principal and interest of _________________Dollars ($______________ ) each (each, a "Periodic
Installment") and a final installment in the amount of $_______________. The first Periodic Installment shall be due and payable on December 21, , 2001, and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month (each, a "Payment Date"). Such installments have been calculated on the basis of 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date. Payments shall be paid by wire transfer of immediately available funds to Bankers Trust, NY, NY, Account No.: 50 233 099, ABA No. 021 001 033, or to such other account as holder may request.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof.

This Promissory Note is secured by Collateral Schedule No. _____ to Master Security Agreement dated __________________, 2001 ("Security Agreement.")

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of two percent (2%) of the amount of said installment or other sum, but not exceeding any lawful maximum. In the event that (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement following any applicable notice and/or cure period, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of 500 basis points over the fixed interest rate payable hereunder or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all reasonable expenses incurred in collection, including Payee's actual attorneys' fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Note may be filed as a written consent to a trial by the court.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supersedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

                                                 U.S. XPRESS LEASING, INC.

_________________________                        By:___________________________
(Witness)


_____________________________________________    ______________________________
Print Name (and title, if applicable)            Print Name

                                                 ______________________________
                                                 Print Title
_____________________________________________
Print Address

                                                 ______________________________
                                                 Print Address

                                                 62-1374294
                                                 ------------------------------
                                                 Federal Tax ID Number

                           COLLATERAL SCHEDULE NO. ___

         THIS COLLATERAL SCHEDULE NO. ___ incorporates that certain Master Security Agreement dated as of December 21, 2001 between TRANSPORT INTERNATIONAL POOL, INC. as Secured Party and U.S. XPRESS LEASING, INC. as Debtor. Debtor hereby gives, grants and assigns to Secured Party a security interest in and against property listed below, and in and against any and all additions, attachments, accessories and accessions thereto (except for any trailer tracking units not presently attached thereto and which may be removed without damaging the Collateral), any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof. The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise, and whether due or to become due) of Debtor to TRANSPORT INTERNATIONAL POOL, INC., now existing or hereafter arising, including without limitation that certain Promissory Note No. ___ dated December 21, 2001 in the original principal amount of $_______________ (the "Note") and any renewals, extensions and modifications of the Note and such other debts, obligations and liabilities.

================================================================================
           Description          Year/Model            Serial #          Location
================================================================================










================================================================================


Debtor agrees that its obligations under the Note to make payments to TRANSPORT INTERNATIONAL POOL, INC. in the amounts set forth in the Note are absolute and unconditional and are independent of, and will not assert against any assignee of TRANSPORT INTERNATIONAL POOL, INC., any defense, claim, setoff, recoupment, abatement or other right, existing or future, which Debtor may have against TRANSPORT INTERNATIONAL POOL, INC. or any other person or entity.

SECURED PARTY:                                       DEBTOR:
TRANSPORT INTERNATIONAL POOL, INC.                   U.S. XPRESS LEASING, INC.


By: ___________________________________              By: _______________________

Title: ________________________________              Title: ____________________
Date: _________________________________              Date: _____________________

                      CERTIFICATE OF DELIVERY/INSTALLATION

The undersigned hereby certifies that all equipment and property covered by the Master Security Agreement dated December 21, 2001 and Promissory Note No. __ dated December 21, 2001 between TRANSPORT INTERNATIONAL POOL, INC. ("Secured Party") and undersigned has been delivered to the undersigned and found satisfactory, and that any and all installation has been satisfactorily completed. In order to induce Secured Party to advance the loan evidenced by such Note, the undersigned hereby waives any defense, counterclaim or offset thereunder as against Secured Party.

                                                 U.S. XPRESS LEASING, INC.


                                                 By:      ______________________

                                                 Title:   ______________________

                                                 Date:    ______________________